SMITH BARNEY MANAGED GROWTH FUND
(the "Fund")

Supplement dated April 16, 1998 to
Prospectus dated April 30, 1997


	The following information supersedes the information set forth in the Fund's Prospectus entitled "Management of the Fund:"
PORTFOLIO MANAGEMENT

	John Stoeser serves as Portfolio Manager of the Fund and is responsible for management of the assets of the Fund. Mr. Stoeser was Vice
President and Research Analyst of the Fund since
July 1997. Prior to joining Smith Barney, Mr.
Stoeser was Assistant Vice President, Portfolio
Manager and Research Analyst with Safeco Asset
Management since 1992. Mr. Stoeser had portfolio management responsibility for a number of equity and fixed income portfolios including responsibility as portfolio manager of Safeco
Defined Benefit Plan and Safeco Trust Company and co-portfolio manager of Safeco High Yield Fund.



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